INVESTOR PRESENTATION July 18, 2024 Copyright © 2024 by Selective Insurance. All rights reserved. Exhibit 99.3

Safe Harbor Statement We make certain statements and reference other information in this presentation that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (“PSLRA”). The PSLRA provides a forward-looking statement safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements discuss our intentions, beliefs, projections, estimations, or forecasts of future events and financial performance. They involve known and unknown risks, uncertainties, and other factors that may cause our or our industry's actual results, activity levels, or performance to materially differ from those in or implied by the forward-looking statements We discuss factors that could cause our actual results to differ materially from those we project, forecast, or estimate in forward-looking statements in further detail in Selective’s public filings with the United States Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements – whether as a result of new information, future events or otherwise – other than as the federal securities laws may require. This presentation also includes certain non-GAAP financial measures within the meaning of Regulation G, including “non- GAAP operating earnings per share,” “non-GAAP operating income,” “non-GAAP operating return on equity,” and “adjusted book value per share.” Definitions of these non-GAAP measures and a reconciliation to the most comparable GAAP figures are available in our Annual Report on Form 10-K and our Supplemental Investor Package, both found on our website <www.selective.com> under “Investors/Reports & Earnings.” Our commentary references non-GAAP measures we and the investment community use to make it easier to evaluate our insurance business. These non-GAAP measures, however, may not be comparable to similarly titled measures used outside of the insurance industry. Investors are cautioned not to unduly rely on these non-GAAP measures in assessing our overall financial performance. 2

INTRODUCTION 3

4 Every day, our interactions with our customers and distribution partners reinforce the importance of our role in rebuilding lives and businesses, making communities safer, and supporting economic expansion.

A Leader in U.S. Property & Casualty Insurance 5*Based on 2023 net premiums written in AM Best’s annual list of “Top 200 U.S. Property/Casualty Writers” NASDAQ: SIGI (common stock) NASDAQ: SIGIP (preferred) Investor.Relations@Selective.com Superior track record driven by disciplined execution 10 consecutive years of double-digit Operating Return on Equity A+ (Superior) rating by A.M. Best $4.1 billion of net premiums written in 2023 34th largest P&C carrier in the United Stated States* Clear path for continued, profitable growth 5

Sustainable Competitive Advantages 6 Our success is based on a unique combination of competitive advantages. Taken together, they create a winning formula for Selective. Our unique field model, placing empowered underwriting staff in proximity to our distribution partners and customers Our ability to develop and integrate sophisticated tools for risk selection, pricing, and claims management Our franchise value distribution model, defined by meaningful and close business relationships with a group of top-notch independent agents Our commitment to delivering a superior omni-channel customer experience, enhanced by digital platforms and value-added services Our highly engaged and aligned team of skilled and committed employees

Differentiated Operating Model

Unique, locally based field model	• Locally based underwriting, claims, and safety management specialists • Proven ability to develop and integrate actionable tools • Enables effective portfolio management in an uncertain loss trend environment

Franchise value distribution model with high-quality partners	• Approximately **1,550** distribution partners selling our standard lines products and services through approximately 2,650 office locations
	  • ~850 of these distribution partners sell our personal lines products
	  • ~90 wholesale agents sell our E&S business
	  • ~6,400 distribution partners sell National Flood Insurance Program products across 50 states

"Everyone with Selective makes our customers feel like the #1 priority. The ease of working with Selective is unmatched." - Selective Agent

2023 Net Premiums Written


11%
Excess and Surplus Lines
10%
Standard Personal Lines
$4 Billion
79%
Standard Commercial Lines

7

Ten Consecutive Years of Double-Digit Non-GAAP Operating ROEs Between 2014 – 2023 generated ROEs exceeding our cost of capital and peer group average 100 basis points of combined ratio translates to ~120 basis points of ROE* 100 basis points of pre-tax investment yield translates to ~260 basis points of ROE* Non-GAAP Operating ROE *Calculated using average equity Operating ROE 2022 2023 Investments 9.4% 12.4% Underwriting 5.4% 4.2% Other (2.4)% (2.2)% Total 12.4% 14.4% 14.4% 1.1% 0% 5% 10% 15% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 1H24 SIGI Peer Avg. average from 2014 to 2023 12.2% Note: Peer Average includes CINF, CNA, HIG, THG, TRV, and UFCS 8

0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 92%94%96%98%100%102%104% 10 -Y ea r N PW C AG R 10-Year Average Combined Ratio Excellent Operating Results with Low Historical Volatility NPW CAGR vs. Average Combined Ratio Note: White dots represent P&C peers: CINF, CNA, HIG, THG, TRV, and UFCS; 10-year avg based on 2014-2023 Industry Source: © 2024 Conning, Inc. Used with permission. [Statutory data] CAGR = Compound Annual Growth Rate SIGI Combined Ratio (Average & Volatility) Industry 90% 95% 100% 105% 0 2 4 6 8 10 -Y ea r A ve ra ge C om bi ne d R at io 10-Year Standard Deviation of Combined Ratio (σ) Industry SIGI 9

Track Record of Disciplined, Profitable Growth 10 $4.1 $- $1 $2 $3 $4 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 N PW ($ in b ill io ns ) $5.89 $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 *Compound annual growth rate Net Premiums Written Operating Earnings per Share With current market share of ~1% in Commercial Lines, Selective has meaningful runway to deliver above-industry growth 12% CAGR* 9% CAGR*

Path for Profitable Growth *Subject to regulatory approval • Targeting 3% market share in existing footprint over the long-term • 12% share of wallet target with existing distribution partners • 25% agent market share target in existing markets • Additional long-term premium opportunity of ~$3 billion • Disciplined approach to geographic expansion • Added ten states to our Standard Commercial Lines footprint since 2017 • Introducing three additional states later in 2024 and three more in 2025* • Plan to write business in most of the contiguous U.S.; operating model will vary depending on the market Standard Commercial Lines Core Footprint prior to 2017 Expansion States since 2017 2024 Targeted Expansion States* Excess and Surplus Lines • Opportunistic, profitable growth strategy • Expansion of capabilities and products Standard Personal Lines • Transition to mass-affluent well underway • Focusing where we believe our strong coverage and servicing capabilities will be more competitive • Better aligns our organizational capabilities with a market where we believe we can succeed over the long term Standard Commercial Lines Footprint 11 2025 Targeted Expansion States*

2024 Guidance 12 *As of July 18, 2024 101.5% GAAP combined ratio • 5.5 points of catastrophe losses • Assumes no additional prior year casualty reserve development After-tax net investment income of $360 million • Including $32 million of after-tax income from alternative investments Overall effective tax rate of approx. 21.0% • 20.5% effective tax rate on investments • 21.0% effective tax rate on all other items Weighted average diluted shares • 61.5 million

SEGMENT PERFORMANCE 13

Standard Commercial Lines 14 • Account-based approach with granular data and sophisticated tools to support underwriting decisions • Focus on maintaining underwriting discipline and price adequacy • Targeting renewal pure price increases in line with expected loss trend • Underwriting actions focused on underperforming areas 85% 7.8% 76% 80% 84% 88% 0% 4% 8% R et en ti on Pr ic in g Retention Renewal Pure Price CLIPS Pricing 79% of Net Premiums Written (“NPW”) $3.3 94.9% 70% 80% 90% 100% $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 C om bi ne d R at io N PW ($ in B ill io ns ) NPW GAAP Combined Ratio *Subject to regulatory approval CLIPS: Willis Towers Watson Commercial Lines Insurance Pricing Survey; 1H24 rate as of 1Q24 Footprint 2024 Targeted Expansion States* 2025 Targeted Expansion States* 108.9% Combined Ratio 13% NPW Growth 1H24

80% 85% 90% 95% 0% 4% 8% 12% 16% Excellent Above Average Average Below Average Low & Very Low Re ne w al P ur e Pr ic e Renewal Pure Price Point of Renewal Retention Po in t o f R en ew al R et en tio n Portfolio Approach Drives Business Mix Improvements 15 • Portfolio management approach yields higher retention and rate • Account-specific pricing, including: • Predictive modeling • Relative loss frequency and severity • Pricing deviation • Hazard and segment considerations Strong focus on providing our employees tools and technologies that enable more effective underwriting decision making Standard Commercial Lines Pricing by Retention Group % of Premium As of June 30, 2024 17% 16% 43% 17% 7% 16% 14% 44% Contractors 1% Bonds Manufacturing & Wholesale Community & Public Services 25% Mercantile & Services 2023 DPW Mix* *Standard Commercial Lines as of December 31, 2023

16 Excess & Surplus Lines • Profitable and growing portfolio of commercial risks • Small and middle market focus with $4,600 average premium per policyholder • Modernized technology platform • Approximately 2/3 casualty and 1/3 property • ~90 wholesale general agents with limited binding authority within prescribed underwriting and pricing guidelines $439 86.0% 70% 80% 90% 100% 110% $100 $200 $300 $400 $500 C om bi ne d R at io N PW ($ in m ill io ns ) NPW GAAP Combined Ratio 11% of Net Premiums Written 5.9% 0% 2% 4% 6% 8% R en ew al P ur e Pr ic e Renewal Pure Price 50 States & D.C. 91.2% Combined Ratio 31% NPW Growth 1H24

17 • Strategic shift to mass affluent target market underway • Strong existing product set and servicing capabilities • Aggressive profit improvement plan driven by accelerated pricing and tighter terms and conditions • Expect pressure on policy counts in 2024 due to rate and underwriting actions Standard Personal Lines 0.5% 1.0% 1.8% 3.4% 6.1% 8.9% 17.7% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% R en ew al P ur e Pr ic e 10% of Net Premiums Written $415 121.7% 70% 80% 90% 100% 110% 120% $100 $200 $300 $400 $500 C om bi ne d R at io N PW ( $ in m ill io ns ) NPW GAAP Combined Ratio 15 State Footprint 111.7% Combined Ratio 11% NPW Growth 1H24

Conservative Investment Portfolio 18 • Maximize risk-adjusted after-tax income and generate long-term growth in book value • Objectives balanced against prevailing market conditions and enterprise risk-taking capacity • Consistent strategy and risk appetite focused on increasing book yield as interest rates rose • 92% allocation to fixed income and short-term as of 6/30/24: • 3.9 year duration • AA- average credit rating • 10-14% target allocation for risk assets • Profitable growth within insurance operations drives long-term growth of invested assets Long-term investment philosophy and focus on managing risk $104 $310 8.6% 12.4% 0% 4% 8% 12% $- $100 $200 $300 $400 After-Tax NII Investment Operating ROE Investment Portfolio at 6/30/24 $4.8 $9.0 2.2% 3.9% 0% 1% 2% 3% 4% $4 $6 $8 $10 Th ou sa nd s Invested Assets After-Tax Portfolio Yield In ve st ed A ss et s ($ in b ill io ns ) Fixed Income 87% Short-Term 5%Equities 2% Alts & Other 6% A ft er -T ax P or tf ol io Y ie ld A ft er -T ax N et In ve st m en t In co m e ($ in m ill io ns ) O pe ra ti ng R et ur n on E qu it y $172M After-tax NII 12.5% ROE 1H24

FINANCIAL OVERVIEW 19

0 2 4 6 8 10 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024F Po in ts o n th e C om bi ne d R at io 6.8% 5.5% Enterprise Risk Management 20 7% 4% 0% 10% 2023 2024 1-in-250 Probable Maximum Loss* as a % of GAAP Equity • Predominantly write low to medium hazard risks • Strong balance sheet and underwriting controls with prudent reserving practices • Catastrophe loss mitigation initiatives include: • Exposure management including strict coastal guidelines • Focus on geographic diversification and growth that minimizes peak peril aggregations • Prudent reinsurance program Impact of Catastrophe Losses on Combined Ratio *Single event hurricane losses are net of reinsurance, after tax, and reinstatement premiums as of 1/1/24; GAAP equity as of 12/31/23 Industry Source: © 2024 AM Best. Used with permission. SIGI Catastrophe Guidance as of July 18, 2024 Average premium per policyholder: Industry Average SIGI $17KStandard Commercial $4.6KExcess & Surplus $3KPersonal Lines

Prudent Reinsurance Structure 21 • 2024 property catastrophe treaty highlights: • $1.1B in excess of $100M retention • $417.5M in collateralized limit, all in the top layer of the program • 1-in-250 PML = 4% of GAAP equity • Property excess of loss treaty covers losses up to $65M in excess of $5M retention on a per risk basis • Casualty excess of loss treaty covers losses up to $88M in excess of $2M retention on a per occurrence basis • Co-participation of 17.5% on the first $3 million excess $2 million layer 2024 Property Catastrophe Program Retention: $100M $100M in excess of $100M $200M in excess of $200M $300M in excess of $400M $500M in excess of $700M 65% covered through Catastrophe Bond (3-year risk period) 100% Placed 100% Placed 100% Placed 100% Placed

Quarterly Reserve Review Strong reserve discipline facilitated by in- depth quarterly reserve reviews, semi-annual independent reviews, and independent year- end opinion 22 Disciplined Financial Planning and Reserving Practices Detailed Planning Process Detailed ground up premium, expense, and loss planning, with monthly forecasts Specific Underwriting & Pricing Actions Rate analyses, predictive modeling, and policy level guidance facilitate specific pricing and underwriting actions Rigorous Results Monitoring Extensive pricing, underwriting, and claims results monitoring provides on-going feedback

-20% -15% -10% -5% 0% 5% 10% 15% 20% 25% Selective Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 P&C Industry Pr io r Y ea rs D ev el op m en t a s % o f P Y C ar rie d R es er ve s 1997-2023 90%th Percentile 10%th Percentile Average Selective has exhibited less reserve development volatility than peers and the industry 2024 reserving actions 1-Year Reserve Development (% of Prior Carried Reserve)* 23 *Loss & Defense Cost Containment Expenses Source: Schedule P; S&P Capital IQ P&C peers: TRV, HIG, CNA, CINF, THG, and UFCS

Strong Capital Position 24 • Instituted $100 million share repurchase authorization in 2020 ̶ $84.2 million remained as of June 30, 2024 S&P: A Moody’s: A2Fitch: A+AM Best: A+ Financial Strength Ratings • Generated $759 million of operating cash flow in 2023 • Investing in organic growth is currently the most attractive capital deployment opportunity • NPW-to-Surplus ratio of 1.64x at June 30, 2024 • Target 20-25% dividend payout ratio over time ̶ Quarterly dividend increased 17%, to $0.35 per common share, as of Sept 30, 2023

Balancing Expense Discipline with Strategic Investments • Expect the expense ratio to finish the year about one point better than full year 2023. • Recent and current strategic investments include: • New platforms for Small Business and E&S • Claim system modernization • Geographic expansion • Customer experience • Areas for operational enhancements include: • Robotics and artificial intelligence • Talent development • Product innovation 25 33.0% 30.6% 28% 29% 30% 31% 32% 33% 34% 35% 36% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 1H24

$22.54 $44.74 $0 $10 $20 $30 $40 $50 2014 2015 2016 2017 2018 2019 2020 2021 2022* 2023 B oo k Va lu e pe r S ha re Focus on ROE and Growth in Book Value Per Share* 26*Book value per share decreased 17% for 2022 compared to 2021 primarily due to increased net unrealized losses. Adjusted book value per share** increased 5% for 2022 compared to 2021. **Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non-GAAP financial measures Generating non-GAAP operating ROE** in line with our long-term target Superior growth in book value per share Expected higher total shareholder returns over time 2Q24

-13.7% -5.0% -0.9% 6.1% 16.0% -2.4% 20.0% 40.8% 15.2% 15.6% 4.3% 15.3% 24.7% 15.0% 12.9% -20% -10% 0% 10% 20% 30% 40% 50% SIGI S&P Prop/Cas S&P 500 Long-Term Total Shareholder Return 27Note: Total shareholder return calculations are as of June 30, 2024 1 Year 5 Years 10 Years2Q 2024 YTD

PROGRESS THROUGH IMPACT 28

Our Approach to Sustainability 29 Our primary objectives are to: • Help our customers put their lives and businesses back together after experiencing a covered loss • Help make our customers and communities safer • Support economic growth by providing capital that protects against covered losses and allows businesses to invest confidently in their operations Sustainability initiatives are embedded into Selective's business. We aim to deliver significant value over time to our customers, distribution partners, employees, and shareholders. Key sustainability accomplishments: • Achieved an “AA” rating from MSCI • Completed a solar facility at corporate headquarters that can generate approximately 5M kWh of energy that we sell to others • Continue sharing our approach to climate-related risks and opportunities through the publication of our second Task Force on Climate-related Financial Disclosures

INVESTOR PRESENTATION July 18, 2024 Copyright © 2024 by Selective Insurance. All rights reserved.